UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________________
FORM 8-K
 _______________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date Earliest Event Reported): August 30, 2017
__________________________________________________________
APX Group Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
__________________________________________________________

Delaware	333-191132-02	46-1304852
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4931 North 300 West Provo, UT 84604
(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.

APX Group Holdings, Inc. (the “Company”) determined that its supplemental condensed consolidating balance sheet and supplemental condensed consolidating statements of cash flows as of and for the six months ended June 30, 2017 within Note 15 - Guarantor and Non-Guarantor and Supplemental Financial Information to the unaudited condensed consolidated financial statements of the Company as of June 30, 2017 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017 (the “Form 10-Q”) contained errors related to the classification of certain guarantor balances. These errors did not affect the non-guarantor or consolidated balances in the supplemental condensed consolidating balance sheet or the non-guarantor or consolidated cash flows in the supplemental condensed consolidating statements of cash flows and the Company believes the effect of the errors is immaterial. These errors did not affect the supplemental condensed consolidating statements of operations and comprehensive loss in Note 15, any other balances or disclosures in the unaudited condensed consolidated financial statements of the Company as of June 30, 2017, or the Company’s previously reported Adjusted EBITDA.

The Company elected to revise the consolidated financial statements of the Company as of June 30, 2017 to correct these immaterial errors. Such revised quarterly financial statements are being filed as Exhibit 99.1 hereto.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
99.1	Revised Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017:
Part I - Item 1. Unaudited Condensed Consolidated Financial Statements

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase.
101.LAB	XBRL Taxonomy Extension Label Linkbase.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase.
101.DEF	XBRL Taxonomy Extension

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

APX GROUP HOLDINGS, INC.

By:	/s/ Dale Gerard
Name: Dale Gerard
Title: Senior Vice President of Finance and Treasurer
Date: August 30, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Revised Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017:
Part I - Item 1. Unaudited Condensed Consolidated Financial Statements

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase.
101.LAB	XBRL Taxonomy Extension Label Linkbase.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase.
101.DEF	XBRL Taxonomy Extension